UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  April 26, 2017

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive office and registrant's telephone number	IRS Employer Identification Number
1-36518	NEXTERA ENERGY PARTNERS, LP	30-0818558
700 Universe Boulevard Juno Beach, Florida 33408 (561) 694-4000

State or other jurisdiction of incorporation or organization:  Delaware

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)    On April 26, 2017, Robert J. Byrne, a director of NextEra Energy Partners GP, Inc. (“NEP GP”), the general partner of NextEra Energy Partners, LP (the “Company”), advised NEP GP’s Board of Directors (“Board”) that he will retire from the Board effective April 26, 2017.

(d)    Effective April 26, 2017, James N. Suciu was appointed an independent director of the Board of Directors of NEP GP. In addition, effective on the same date, Mr. Suciu was appointed chair of the Audit Committee of the Board and a member of the Conflicts Committee of the Board.

Before retiring from General Electric Company (“GE”) in March 2017 after an extensive 35-year career, Mr. Suciu held numerous commercial leadership positions within GE’s Power and Energy portfolio. Beginning on the Technical Marketing Leadership Program, after graduating with a mechanical engineering degree from Purdue University, Mr. Suciu progressed through roles of increasing responsibility and global reach, including a six-year assignment in Asia. From 1999 until his retirement from GE, he was Vice President and Chief Commercial Officer GE Energy.

Mr. Suciu will receive compensation for his service as a director consistent with the compensation paid to the other non-employee directors of the Company, as described in the Company’s 2016 Form 10-K, filed with the Securities and Exchange Commission on February 23, 2017. The compensation includes an annual cash retainer of $60,000 and an annual grant of Company common units under the NextEra Energy Partners, LP 2014 Long Term Incentive Plan determined by dividing $110,000 by the closing price of the common units on the grant date, rounded up to the nearest ten shares. These units are generally not transferable until Mr. Suciu ceases to be a member of the Board. Mr. Suciu will also receive an additional annual cash retainer of $15,000 for his service as chair of the Audit Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 28, 2017

NEXTERA ENERGY PARTNERS, LP
(Registrant)

By:	NextEra Energy Partners GP, Inc., its general partner

CHARLES E. SIEVING
Charles E. Sieving Executive Vice President & General Counsel

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